UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2018

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

1825 Ponce De Leon Blvd, Ste 178

Coral Gables, Florida 33134

(Address of Principal Executive Offices)

(786) 814-5804

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) 1

Item 8.01. Other Events.

Legal Action Against Former CEO & CFO.

On January 2, 2018, U.S. Precious Metals, Inc. (“Company”) filed a legal action against the Company’s former CEO and Chairman, Gennaro “Jerry” Pane, and its former CFO, David Cutler. The lawsuit against Defendants asserts multiple causes of action for conduct and practices regarding the time of their governance, and seeks damages on behalf of U.S. Precious Metals for (1) Conversion, (2) Breach of Fiduciary Duty, (3) Usurpation of Corporate Opportunity, (4) Constructive Trust, (5) Civil Conspiracy, (6) Embezzlement, (7) Negligence, (8) Fraud, (9) Unjust Enrichment, (10) Sterilization of Stock. The litigation is filed in the Circuit Court of Miami-Dade County, Florida under the caption: U.S. Precious Metals, Inc. vs. Gennaro “Jerry” Pane, David Cutler, Does 1-5 Roes 1-2, Dept 22, Case No: 18-00003 CA 01.

The Company designates in the Complaint that in additional to the named Defendants, Gerrano “Jerry” Pane and David Cutler, other individuals may have been involved in the charges claimed that are unknown with certainty to the Company at this time, and are therefore sued by such fictitious names as “John Does” and “Jane Roes.” The Company states in its Complaint that it reserves the right to seek leave to amend this Complaint to allege their true names and capacities as they are ascertained.

Under the Complaint the Company is seeking damages against Defendants Gennaro “Jerry” Pane and David Cutler for: Temporary and permanent injunctive relief against Defendants personal bank accounts and assets that can be directly shown to have received funds from Defendant’s pseudo-company “USPR, INC” (a Colorado corporation) and it’s bank account; Temporary asset freeze against any and all assets that can be directly shown to have received funds from Defendants’ sham company, and the correction of wrongly transferred or sold equities, including but not limited to wrongful loan documents and convertible equity notes passed along to earnest shareholders intending to invest in U.S. Precious Metals, but were told to direct their funds to pseudo-name companies, such as USPR, INC; Compensatory and punitive damages of an amount to be proven at trial, but not less than $750,000.00; Pre-judgment and post-judgment interest at the maximum rate permitted by law; An award of Plaintiff’s costs and reasonable attorneys’ fees incurred in this action, and; Other relief as the court deems proper.

U.S. Precious Metals, under its new executive officer, is committed to pursue any and all wrongdoers, regardless of their prior status or affiliation with the company, who are suspected or connected with the wrongful, wasteful, unauthorized, clandestine or illicit use of shareholder funds.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US PRECIOUS METALS, INC.

(Registrant)

/s/ JOHN LEUFRAY

John Leufray

Chief Executive Officer

Date: January 22, 2018